UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38623	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2615 St. Rose Parkway

Henderson, Nevada 89052

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 23, 2023, we entered into a stock repurchase agreement (the “Stock Repurchase Agreement”) with Daniel H. Spence, a former director of our company, pursuant to which we repurchased 200,000 shares of common stock held by Mr. Spence (the “Repurchase”). The purchase price per share was equal to ninety percent (90%) of the volume-weighted average price of the common stock listed on the Nasdaq Global Market for the ten (10) trading days ending on March 23, 2023, resulting in a total purchase price of $666,018.00. We will repurchase the shares of common stock using available cash.

The Stock Repurchase Agreement granted to us a right of first refusal to purchase all or any portion of common stock that Mr. Spence may propose to transfer in any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer of encumbering of any common stock proposed by Mr. Spence, at the same price and on the same terms and conditions as those offered to the prospective transferee.

Mr. Spence also constituted and appointed our Chief Executive Officer, General Counsel, and Chief Financial Officer as proxies of Mr. Spence, with full power of substitution, to vote all shares of common stock owned by Mr. Spence as such proxies shall determine in their sole discretion with respect to any and all matters that are brought to a vote by the stockholders of our company.

The Stock Repurchase Agreement contains customary representations, warranties, and covenants of the parties thereto. The foregoing description of the Stock Repurchase Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Stock Repurchase Agreement, dated March 23, 2023, by and between Paysign, Inc. and Daniel H. Spence
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: March 27, 2023	By: /s/ Mark Newcomer
Mark Newcomer, Chief Executive Officer

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